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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                           Reported) December 14, 1998


          FINANCIAL ASSET SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1998, which forms C-BASS Trust 1998-3, which will issue the Asset-Backed Certificates, Series 1998-3).

                        FINANCIAL ASSET SECURITIES CORP.
             (Exact name of registrant as specified in its charter)

         Delaware                    333-67329               06-1442101
-----------------------------       ------------          -------------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
     of Incorporation)                 File Number)        Identification No.)

600 Steamboat Road
Greenwich, Connecticut                                          06830
-----------------------------                              -------------------
(Address of Principal                                          (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700

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

Item 5.  Other Events.

Filing of Certain Materials

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Financial Asset Securities Corp. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its C-BASS Trust 1998-3, Asset-Backed Certificates, Series 1998-3 (the "Certificates").

Incorporation of Certain Documents by Reference

     The consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of December 31, 1997 and December 31, 1996, and for the three-year period ended December 31, 1997, included in the Annual Report on Form 10-K of MBIA Issuance Corporation (which was filed with the Securities and Exchange Commission on February 3, 1998) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and
(iii) the prospectus supplement for C-BASS Trust 1998-3, Asset-Backed Certificates 1998-3, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in registration statement (No. 333-67329) and in the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.


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*     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated December 4, 1998 and the prospectus supplement dated December 14, 1998, of the Company, relating to its C-BASS Trust 1998-3, Asset-Backed Certificates 1998-3.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1              Consent of PricewaterhouseCoopers LLP

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FINANCIAL ASSET SECURITIES CORP.



                                           By:  /s/ John Graham
                                                --------------------------
                                                Name:    John Graham
                                                Title:   Vice President





Dated:  December 16, 1998

Exhibit Index


Exhibit                                                                  Page

23                Consent of PricewaterhouseCoopers LLP

                                   Exhibit 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in the Prospectus Supplement of C-Bass Trsut 1998-3 relating to Asset-Backed Certificates, Series 1998-3, of our report dated February 3, 1998, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997. We also consent to the reference to our firm under the capitaion "Experts".


                                        /s/ PricewaterhouseCoopers LLP

                                        PricewaterhouseCoopers LLP

December 11, 1998

                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599





                                                       December 16, 1998

BY MODEM


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

            Re:     C-BASS Trust 1998-3
                    Asset-Backed Certificates, Series 1998-3


Ladies and Gentlemen:

     On behalf of Financial Asset Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for certain materials in connection with the above-referenced transaction.


                                                       Very truly yours,

                                                       /s/ Amy Sunshine
                                                           Amy Sunshine

Enclosure